Exhibit 10.1

FOURTH AMENDING AGREEMENT
THIS FOURTH AMENDING AGREEMENT (the “Amendment”) is dated as of November 30, 2018 and is entered into between Whistler Mountain Resort Limited Partnership (“Whistler LP”), by its general partner, Whistler Blackcomb Holdings Inc. (the “Parent GP”), and Blackcomb Skiing Enterprises Limited Partnership (“Blackcomb LP” and together with Whistler LP, the “Borrowers”), by its general partner, Parent GP, the guarantors party hereto, the Continuing Lenders (as defined below) and The Toronto-Dominion Bank, as administrative agent (the “Administrative Agent”);
WHEREAS the Borrowers, the lenders from time to time party thereto (the “Lenders”), the guarantors from time to time party thereto (the “Guarantors”) and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of November 12, 2013, as amended by a First Amending Agreement dated as of October 30, 2014, a Second Amending Agreement and Waiver dated as of October 14, 2016 and a Third Amending Agreement dated as of February 13, 2017 (as amended, restated, amended and restated, supplemented, extended or otherwise modified to but excluding the date hereof, the “Credit Agreement”);
AND WHEREAS the Borrowers have submitted an extension request (the “Extension Request”) to extend the Maturity Date under the Credit Agreement to December 15, 2023 (the “New Maturity Date”);
AND WHEREAS pursuant to Section 18.01 of the Credit Agreement, the Extension Request requires the approval of all of the affected Lenders;
AND WHEREAS one of the Lenders, Raymond James Finance Company of Canada Ltd. (the “Exiting Lender”), has agreed to assign in full its $20,000,000 Commitment under the Credit Agreement, and two of the Lenders, HSBC Bank Canada and Fédération des caisses Desjardins du Québec, have each agreed to acquire and assume $10,000,000 of the Exiting Lender’s Commitment, a corresponding portion of the Accommodations Outstanding and the Exiting Lender's rights and obligations under the Credit Agreement, in each case pursuant to Assignment and Assumptions in the form contemplated by the Credit Agreement (the “Exiting Lender Assignments and Assumptions”);
AND WHEREAS the parties hereto wish to amend the Credit Agreement to reflect the New Maturity Date and the revised allocation of the Commitments among the Lenders that will be party to the Credit Agreement after giving effect to the Exiting Lender Assignments and Assumptions (the “Continuing Lenders”), as of the date on which all conditions to the effectiveness of this Amendment have been satisfied;
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
ARTICLE 1
INTERPRETATION
Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

ARTICLE 2
AMENDMENTS TO CREDIT AGREEMENT
Subject to the satisfaction of each of the conditions set forth in this Amendment, and in reliance on the representations, warranties and agreements contained in this Amendment, the Credit Agreement is hereby amended as follows:

2.1	Definition of Maturity Date
Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing it with the following:
““Maturity Date” means December 15, 2023, or any subsequent date to which the Maturity Date is extended in accordance with Section 2.11.”

2.2	Schedule 10
Schedule 10 of the Credit Agreement is hereby deleted in its entirety and replaced with the new form of Schedule 10 attached as Exhibit A hereto.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1	Representations and Warranties
Each of the Parent GP and the Loan Parties represents and warrants that the representations and warranties contained in Section 7.01 of the Credit Agreement continue to be true and correct as if made on and as of the date hereof except for those changes to the representations and warranties which have been disclosed to and accepted by the Administrative Agent and the Lenders pursuant to section 18.01 of the Credit Agreement and any representation and warranty which is stated to be made only as of a certain date (and then as of such date). Each of the Parent GP and the Loan Parties further represents and warrants that:

(a)	no Default or Event of Default has occurred and is continuing or would exist after giving effect to the amendments contemplated hereto;

(b)	it has all requisite corporate, partnership or other power and authority to enter into and perform its obligations under this Amendment;

(c)
the execution, delivery and performance of this Amendment has been duly authorized by all corporate, partnership or other analogous actions required and this Amendment has been duly executed and delivered by it, and constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, subject only to any limitations under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in granting of equitable remedies; and

(d)	the execution and delivery of this Amendment and the performance of its obligations hereunder and compliance with the terms, conditions and provisions hereof, will not

(i) conflict with or result in a breach of any of the material terms, conditions or provisions of (a) its partnership agreement or other constating documents, as applicable, or by‑laws, (b) any Law, (c) any Material Agreement or Material Permit, or (d) any judgment, injunction, determination or award which is binding on it; or (ii) result in, require or permit (x) the imposition of any Encumbrance in, on or with respect to the Assets now owned or hereafter acquired by it (other than pursuant to the Security Documents or which is a Permitted Encumbrance), (y) the acceleration of the maturity of any material Debt binding on or affecting it, or (z) any third party to terminate or acquire any rights materially adverse to Parent GP or the applicable Loan Party under any Material Agreement.

ARTICLE 4
CONFIRMATION OF SECURITY

4.1	Confirmation of Security Documents
Each of the Parent GP, the Borrowers and the other Loan Parties hereby acknowledges and confirms that each Security Document to which it is a party:

(a)
is and shall remain in full force and effect in all respects, notwithstanding the amendments and supplements to the Credit Agreement made pursuant to this Amendment, and has not been amended, terminated, discharged or released;

(b)	constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms; and

(c)
shall, together with that portion of the Security constituted thereby, continue to exist and apply to all of the Guaranteed Obligations and other obligations of the undersigned including, without limitation, any and all obligations, liabilities and indebtedness of the undersigned pursuant to Accommodations or otherwise outstanding under the Credit Agreement and the other Credit Documents to which it is a party.

4.2	Nature of Acknowledgements
The foregoing acknowledgements and confirmations (i) are in addition to and shall not limit, derogate from or otherwise affect any provisions of the Credit Agreement or the other Credit Documents, and (ii) do not serve as an acknowledgment by any of the Lenders or the Administrative Agent that, in the event of a future change to the constitution of any Loan Party, any material change to the terms of the Credit Agreement or the other Credit Documents or any other change of circumstances, a similar acknowledgment and confirmation need be entered into.

4.3	Further Assurances
The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.

ARTICLE 5
CONDITIONS
The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)	the Administrative Agent shall have received a copy of this Amendment duly executed by all parties hereto;

(b)	the Administrative Agent shall have received a copy of each of the Exiting Lender Assignments and Assumptions duly executed by all parties thereto;

(c)	the Administrative Agent shall have received, on behalf of the Continuing Lenders, payment in full from the Borrowers of all fees relating to the Amendment;

(d)
the Administrative Agent shall have received an officer’s certificate of Parent GP (i) attaching the written resolutions of the directors of Parent GP, dated on or about November 12, 2013, approving, among other things, the execution and delivery of the Credit Agreement and related documents and agreements by Parent GP and the Borrowers, and the performance by them of their respective obligations thereunder (the “Resolutions”), and (ii) confirming that the Resolutions remain in full force and effect, unamended to the date hereof;

(e)	no Default or Event of Default shall have occurred and be continuing; and

(f)
all representations and warranties set out in the Credit Documents and this Amendment shall be true and correct as if made on and as of the date hereof except for those changes to the representations and warranties which have been disclosed to and accepted by the Administrative Agent and the Lenders pursuant to section 18.01 of the Credit Agreement and any representation and warranty which is stated to be made only as of a certain date (and then as of such date).

ARTICLE 6
MISCELLANEOUS

6.1	Benefits
This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

6.2	References to the Credit Agreement
As of and from the effective date of this Amendment, each reference to the “Credit Agreement” in any of the Credit Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

6.3	Governing Law
This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

6.4	Credit Document
This Amendment shall be a Credit Document.

6.5	Limited Effect
Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers.

6.6	Counterparts
This Amendment may be executed in any number of counterparts, including by facsimile or portable document format, each of which shall be deemed to be an original.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Borrower
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Borrower
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

THE TORONTO-DOMINION BANK, as Administrative Agent
By:	/s/ Feroz Haq
Feroz Haq
Director, Loan Syndications - Agency

THE TORONTO-DOMINION BANK, as Lender
By:	/s/ Rahim Kabani
Rahim Kabani
Managing Director
By:	/s/ Ben Montgomery
Ben Montgomery
Director

BANK OF AMERICA, N.A., CANADA BRANCH, as Lender
By:	/s/ David Rafferty
David Rafferty
Vice President

BANK OF MONTREAL, as Lender
By:	/s/ Tony Chong
Tony Chong
Director - Corporate Finance Division
By:	/s/ Doug Mills
Doug Mills
Managing Director - Corporate Finance Division

WELLS FARGO BANK, N.A., CANADIAN BRANCH, as Lender
By:	/s/ Chris Sheppard
Chris Sheppard
Senior Vice President
By:	/s/ John Davis
John Davis
Senior Vice-President Regional Manager

ROYAL BANK OF CANADA, as Lender
By:	/s/ Andra Bosneaga
Andra Bosneaga
Vice-President

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender
By:	/s/ Zee Noorani
Zee Noorani
By:	/s/ Thomas MacGregor
Thomas MacGregor

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC, as Lender
By:	/s/ Oliver Sumugod
Oliver Sumugod
Director
By:	/s/ Matt van Remmen
Matt van Remmen
Managing Director

HSBC BANK CANADA, as Lender
By:	/s/ Todd Patchell
Todd Patchell
Vice President
By:	/s/ Reid Hamilton
Reid Hamilton
Assistant Vice President - Corporate Banking

WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

WHISTLER & BLACKCOMB MOUNTAIN RESORTS LIMITED, as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

PEAK TO CREEK LODGING COMPANY LTD., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

BLACKCOMB MOUNTAIN DEVELOPMENT LTD., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

GARIBALDI LIFTS LTD., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

WHISTLER BLACKCOMB EMPLOYMENT CORP., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

WHISTLER/BLACKCOMB MOUNTAIN EMPLOYEE HOUSING LTD., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

WHISTLER SKI SCHOOL LTD., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

CRANKWORX EVENTS INC., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

WHISTLER HELI-SKIING LTD., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

PEAK TO CREEK HOLDINGS CORP., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

WB LAND INC., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

WHISTLER BLACKCOMB GENERAL PARTNER LTD., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

WB/T DEVELOPMENT LTD., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

BLACKCOMB SKIING ENTERPRISES LTD., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

AFFINITY SNOWSPORTS INC., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

WHISTLER ALPINE CLUB INC., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

WB LAND (CREEKSIDE SNOW SCHOOL) INC., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

1016563 B.C. LTD., as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

SUMMIT SKI LIMITED, as Guarantor
By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin Title: Executive Vice President and Chief Financial Officer

Exhibit A
SCHEDULE 10
LENDERS AND COMMITMENTS

Lender	Address	Commitment ($)
The Toronto-Dominion Bank	700 West Georgia Street Suite 1700 Vancouver, BC V7Y 1B6	50,000,000 [1]
Bank of America, N.A., Canada Branch	181 Bay Street, Suite 400, Toronto, ON M5J 2V8	40,000,000
Bank of Montreal	885 West Georgia Street, Suite 1700, Vancouver, BC V6C 3E8	40,000,000
Wells Fargo Bank, N.A., Canadian Branch	330 - 200 Burrard Street, Vancouver, BC V6C 3L6	40,000,000
Royal Bank of Canada	Suite 2100, 666 Burrard Street, Vancouver, BC V6C 3B1	40,000,000
Canadian Imperial Bank of Commerce	161 Bay Street, 8th Floor, Toronto, ON M5J 2S8	30,000,000 [2]
Fédération des caisses Desjardins du Québec	110 - 9th Avenue SW, Suite 410, Calgary, AB T2P 0T1	30,000,000
HSBC Bank Canada	Suite 200 - 885 West Georgia Street, Vancouver, BC V6C 3G1	30,000,000
TOTAL		300,000,000

1A portion of the Commitment of The Toronto-Dominion Bank consisting of $20,000,000 (less the amount of all Existing Documentary Credits outstanding from time to time) will be represented by the Swing Line Commitment.
2A portion of the Commitment of Canadian Imperial Bank of Commerce will consist of the amount of all Existing Documentary Credits outstanding from time to time.